UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


         Date of Report (Date of earliest event reported): May 23, 2000


                              ORA Electronics, Inc.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                       0-21903                  95-4607830
 ----------------------------        ------------           --------------------
(State or other jurisdiction         (Commission               (IRS Employer
       of incorporation)             File Number)            Identification No.)



        9410 Owensmouth Avenue
        Chatsworth, California                                        91311
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                (818) 772- 2700
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     Pursuant to a Stock Purchase Agreement dated May 23, 2000, Mrs. Ruth Cooper, a director and beneficial owner of 4,982,600 shares of the Registrants common stock, sold 3,982,000 shares of such common stock to SATX, Inc. ("SATX"). SATX now owns approximately 56% of the issued and outstanding common stock of the Registrant. In consideration for the sale of her 3,982,600 shares of common stock, SATX paid to Mrs. Cooper $150,000 in cash, $23,185 payable in twelve monthly installments, 400,000 shares of SATX common stock and assumed the liability for a promissory note owed to ORA Electronics, Inc. by Mrs. Cooper in the amount of $299,347.

The source of the consideration paid to Mrs. Cooper came from the working capital of SATX.

     SATX, a publicly held company engaged in telecommunications technology, develops and markets prepaid cellular handsets and global tracking devices in addition to investing in relevant technology companies. SATX common stock trades on the OTC Electronic Bulletin Board under the symbol "SATX".

     In view of the controlling interest now owned by SATX, Mrs. Ruth Cooper resigned as a director and the following individuals were appointed to the Registrants Board of Directors:

     Name                    Age               Position With SATX
----------------------      -----    -------------------------------------------

Merritt W. Jesson             55     Chairman of the Board, CEO and President
Khoren Shaginian              38     Director, Secretary and Treasurer
Robert W. Ellis               58     Director, Chief Operating Officer and Chief
                                     Financial Officer

     The following is a brief account of the business experience for each new director, including principal occupations and employment during the past five years.

     MERRITT W. JESSON was the President, Chief Executive Officer and one of the founders of DebitFone International, Inc. ("DebitFone") since its inception in October, 1996 until its acquisition by SATX in May, 1999 when he assumed his current positions with SATX. From 1993 to May, 1996, Mr. Jesson worked independently to develop both the "Switch Based" and the "Intelligent" debit phones. From 1991 to 1993, Mr. Jesson was President, Chief Executive Officer, and the founder of Connect One Telecommunications, Inc., a nationwide prepaid calling card company. Prior to 1991, Mr. Jesson was a General Contractor for over 20 years, a production supervisor for General Motors Corporation, and a hydraulic specialist for the United States Air Force.

     KHOREN SHAGINIAN has served as a director and as SATX's Secretary and Treasurer since May, 1999. Prior to joining SATX, , Mr. Shaginian gained a broad range of experience in finance and project development in such industries as real estate, environmental services, and waste management. From October, 1997 until the present, he has served as the Chief Financial Officer and Executive Vice President of Komar Investments, LLC, a multi-million dollar holding company engaged in a wide variety of public and private investments. Komar Investments manages the Shirvanian Family Investment Trust, which is a principal shareholder of SATX's Common Stock. Kosti Shirvanian, together with his spouse, is the trustee of the Shirvanian Family Investment Trust and the Chief Executive Officer of Komar Investments. From January 1995 until joining Komar in 1997, Mr. Shaginian was a partner in Shaginian & Agliarini, a CPA firm in Glendale, California. Mr. Shaginian has a Bachelor of Science in Accountancy from California State University at Los Angeles, and he is a CPA. Mr. Shaginian began his career in the mid-1980's at Coopers & Lybrand, the public accounting firm now organized as PriceWaterhouse Coopers, LLP.

     ROBERT W. ELLIS before becoming SATX's Chief Operating Officer in May, 1999, served as Chief Operating Officer and Chief Financial Officer of DebitFone from April, 1998 to May, 1999. Among other things, Mr. Ellis was responsible for conducting technical and business evaluations of new products and initiatives, including international ventures, raising equity funding to support DebitFone's growth, and expanding into new prepaid cellular product offerings and digital protocols. From July, 1995 to September, 1996, Mr. Ellis served as President, Chief Operating Officer, and Chief Financial Officer of Omni Telecommunications, Inc., a full service, international cellular telephone company in the business of technology advancement, engineering design, production support, distribution, and marketing of prepaid airtime cellular phones and accessories and similar related positions for its successor company, IMI Telecommunications, Inc. from March, 1997 until April 1998. From April, 1993 to July, 1995, Mr. Ellis was the Chief Financial and Administrative Officer of Tiernay Turbine, an Arizona defense contractor engaged in the development and production of auxiliary power generation units for a variety of domestic and foreign customers. During the nearly thirty years prior to 1993, Mr. Ellis has served in a variety of capacities including Group Controller, Barnes Aerospace Company in Connecticut; Director of Finance and Administration at Philips Circuit Assemblies of Tampa, Florida; Director of Finance at Martin Marietta Aerospace in Orlando, Florida; Controller, Honeywell, Inc. in Clearwater, Florida and Minneapolis, Minnesota; and Cost Supervisor, International Harvester, Fort Wayne, Indiana. Mr. Ellis has a Bachelor of Science in Accountancy from the University of Illinois, and he is a CPA.

     Both John M. Burris and Matthew F. Jodziewicz will continue as members of the Board of Directors of the Registrant.

     There are no arrangements or understandings among members of the former and new control groups with respect to election of directors or other matters.

     The Registrant's officers remain as follows:

Name                                  Position
------------------------              ------------------------------------------
John M. Burris                        Vice President, Chief Financial Officer
                                      and Director
Matthew F. Jodziewicz                 Vice President of Technology and Legal
                                      Affairs, Secretary and Director


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ORA Electronics, Inc.



                                                  /s/ JOHN M. BURRIS
                                                      -------------------------
                                                      John M. Burris
                                                      Chief Financial Officer

Date:  May 24, 2000